================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 31, 2001

                        WESTCOAST HOSPITALITY CORPORATION
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   WASHINGTON
                       ----------------------------------
                 (State or Other Jurisdiction of Incorporation)

        001-13957                                                91-1032187
        ---------                                                ----------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

                       201 W. North River Drive, Suite 100
                            Spokane, Washington 99201
                            -------------------------
                    (Address of Principal Executive Offices)

                                 (509) 459-6100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


================================================================================

ITEM 2.    Acquisition or Disposition of Assets

On December 31, 2001, WestCoast Hospitality Corporation (Company) acquired all of the outstanding stock of Red Lion Hotels, Inc., a Delaware corporation (Red
Lion). The seller was Doubletree Corporation, a Delaware corporation (Seller).

As of the date of the acquisition and this disclosure, Red Lion owns nine hotel properties, holds the lessee interest on long term leases for 12 hotel properties (one of which is held through its wholly owned subsidiary Boise-Red Lion/Down-Towner, Inc., an Idaho corporation), franchises the Red Lion brand and system to 22 independently owned hotel properties, holds marketing and brand license agreements with four hotels located in Seattle and Yakima, Washington; Austin, Texas; and Denver, Colorado, and holds operating assets supporting those assets and operations. Red Lion used those assets and operations prior to the acquisition in the conduct of its hospitality business, which the Company intends to continue.

The transaction is fully described in and was completed in accordance with a Purchase Agreement dated December 21, 2001, among the Company, Seller and Hilton Hotels Corporation.

The total purchase price was Fifty Million Six Hundred Twenty-Eight Thousand Six Hundred Thirty-Nine Dollars ($50,628,639), which was paid at closing as follows:
Forty percent (40%) (Twenty Million Two Hundred Fifty One Thousand Five Hundred Thirty Nine Dollars ($20,251,539)) in cash; thirty percent (30%) by issuance to Seller of 303,771 shares of the Company's Series A Preferred Stock; and thirty percent (30%) by issuance to Seller of 303,771 shares of the Company's Series B Preferred Stock. The source of funds for the cash portion of the purchase price was loan proceeds from the Company's credit facility with U.S. Bank National Association and the other financial institutions party thereto.

The purchase price was negotiated at arm's length between the Company and Seller, which is an unrelated third party.

ITEM 7.    Financial Statements and Exhibits

(a)        Financial Statements of Businesses Acquired

           The financial statements required by this item will be filed within 60 days.

(b)        Pro Forma Financial Information

           The pro forma financial information required by this item will be filed within 60 days.

(c)        Exhibits

           10.1 Purchase and Sale Agreement dated December 21, 2001 among WestCoast Hospitality Corporation, Hilton Hotels Corporation, a Delaware corporation, and Doubletree Corporation, a Delaware corporation.

           10.2      Third Amendment to Amended and Restated Credit Agreement.

           10.3      Registration Rights Agreement.

           99.1      Designation of Rights and Preferences of Series A Preferred
                     Stock.

           99.2      Designation of Rights and Preferences of Series B Preferred
                     Stock.










SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:       January 15, 2002            WESTCOAST HOSPITALITY CORPORATION

                                         By:  /s/  Arthur M. Coffey
                                         ---------------------------------------
                                         Executive Vice President/Chief
                                         Financial Officer




                                      -3-